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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  March 2, 2007

                          ----------------------------

                             QUIKBYTE SOFTWARE, INC.
               (Exact name of registrant as specified in charter)


                                    Colorado
         (State or other Jurisdiction of Incorporation or Organization)


        000-52228                                       33-0344842
(Commission File Number)                       (IRS Employer Identification No.)

                               7609 Ralston Road
                                Arvada, Colorado
                                     80002
             (Address of Principal Executive Offices and zip code)


                                 (303) 422-8127
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------
         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of QuikByte Software, Inc. ("QuikByte") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe QuikByte's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. QuikByte's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, QuikByte undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01    Entry into Material Agreement.

         On March 2, 2007, QuikByte Software, Inc., a Colorado corporation ("QuikByte") and KI Equity Partners V, LLC, a Delaware limited liability company ("KI Equity") entered into a securities purchase agreement ("Purchase Agreement") under which QuikByte will, at the closing of the transactions contemplated under the Purchase Agreement ("Closing"), sell to KI Equity, and KI Equity will purchase from QuikByte, 60,000,000 shares of QuikByte's common stock, on a post-Reverse Split basis (the "Shares") for a purchase price of $600,000 ("Purchase Price"), or $0.01 per share. Prior to the Closing, QuikByte's 1-for-20 reverse stock split, which is discussed in Item 5.03 of this Current Report, will have become effective. A copy of the Purchase Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by this reference. All references to the Purchase Agreement are qualified, in their entirety, by the text of such exhibit.

         The issuance of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to
Section 4(2) thereof and such other available exemptions. As such, the Shares may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering the Shares has been or is expected to be filed with the United States Securities and Exchange Commission ("SEC" or "Commission") or with any state securities commission in connection with the issuance of the Shares. However, as a condition to the Closing, QuikByte will grant certain demand and piggyback registration rights to KI Equity with respect to the Shares. The registration rights agreement covering the foregoing registration rights will be executed by QuikByte and KI Equity at the Closing.

         In connection with the Purchase Agreement, and as a condition on to the Closing, Bruno Koch, J.B. Heidebrecht and Mark Nixon, each of whom were former executive officers and directors of QuikByte for all or a portion of the period commencing January 26, 1989 and ending on or about December 31, 1991 (collectively, the "Former Principals") will agree to terminate any and all agreements and contracts with QuikByte and irrevocably release QuikByte from any and all debts, liabilities and obligations, pursuant to the terms and conditions of a certain settlement agreement ("Settlement Agreement") to be executed prior to the Closing. QuikByte will pay the Former Principals, at the Closing, an aggregate cash payment of $35,000. The Former Principals have also agreed to cancel, and return to QuikByte, an aggregate of 2,450,000 shares of common stock, on a post-Reverse Split basis.

         In connection with the Purchase Agreement, and as a condition on to the Closing, Ponce Acquisition, LLC ("Ponce") will agree to cancel, and return to QuikByte, an aggregate of 7,450,000 shares of common stock, on a post-Reverse Split basis.

         Following the issuance of the Shares to KI Equity under the Purchase Agreement, and following the share cancellations by the Former Principals and Ponce, KI Equity will own approximately 92.7% of the total outstanding shares of QuikByte's common stock, on a post-Reverse Split basis, immediately following the Closing.

         The Registration Rights Agreement and the Settlement Agreement will be included as exhibits in a Current Report to be filed with the SEC by QuikByte following the Closing.

         The completion of the transactions contemplated under the Purchase Agreement are also subject to the satisfaction of certain other contingencies including, without limitation, (i) the payment of all of QuikByte's liabilities and obligations at Closing from the proceeds of the Purchase Price (including the consideration payable to the Former Principals under the Settlement Agreement), (ii) the cancellation of all contracts involving QuikByte, (iii) the filing of QuikByte's Annual Report on Form 10-KSB for the year ended December 31, 2006, (iv) compliance with regulatory requirements, (v) the continued quotation of QuikByte's common stock on the NASD Over-the-Counter Bulletin Board ("OTC BB"), (vi) delivery of certain legal opinions from QuikByte's counsel,
(vii) the delivery of various closing documents, (viii) the resignation of QuikByte's existing officers as of the Closing, and (ix) the filing with the SEC, and the mailing to QuikByte's stockholders, of the Schedule 14(f)-1 Notice to Stockholders announcing the proposed change of control pursuant to the Purchase Agreement.

         Effective as of the Closing, the existing officers of QuikByte will resign and will appoint Kevin R. Keating as the Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of QuikByte. In addition, effective as of the Closing, the existing directors of QuikByte will appoint Kevin R. Keating and two other persons designated by KI Equity to act as directors of the Company, each effective as of the Closing

         Prior to the Closing, QuikByte will file with the SEC, and mail to its stockholders, the Schedule 14(f)-1 Notice to Stockholders announcing the proposed change of control pursuant to the Purchase Agreement. On or after the Closing, but not earlier than ten (10) days after the filing with the SEC, and distribution to QuikByte's stockholders, of a Schedule 14(f)-1 Notice to Stockholders, the current directors of QuikByte will resign.

     Kevin R. Keating, 66 years old, is the managing member of Vero Management, LLC, which provides administrative and financial consulting services for micro-cap public companies. For more than 40 years, he has been engaged in various aspects of the investment business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. From 1982 through 2006, he was associated with a variety of securities firms as a registered representative servicing the needs of high net worth individual investors. Additionally, Mr. Keating currently serves as director on the boards of Catalyst Lighting Group, Inc., 99 Cent Stuff, Inc., Blue Holdings, Inc., People's Liberation, Inc. and DigitalFX International, Inc.

         Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity.

         Information concerning the other two persons to be designated by KI Equity for appointment to QuikByte's board effective as of the Closing will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders prior to the Closing.

         The parties expect the closing of the transactions under the Purchase Agreement to occur on or about March 15, 2007. However, there can be no assurances that the transactions under the Purchase Agreement will be completed.

         The Purchase Agreement may be terminated as follows: (i) by mutual written consent, (ii) by either party if the purchase transaction is not consummated by March 15, 2007, (iii) by either party if the purchase transaction is prohibited by issuance of an order, decree or ruling, and (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement.

         The current directors of QuikByte have approved the Purchase Agreement and the transactions contemplated thereunder, the Settlement Agreement and the Registration Rights Agreement.

         Following the Closing, QuikByte will have nominal assets and its sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction could be negotiated and completed pursuant to which QuikByte would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

Item 3.02    Unregistered Sales of Equity Securities.

         See Item 1.01, which is incorporated herein by reference.

Item 5.01   Changes in Control of Registrant.

         See Item 1.01, which is incorporated herein by reference.

         Effective as of the Closing, the existing officers of QuikByte will resign and will appoint Kevin R. Keating as the Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer of QuikByte. In addition, effective as of the Closing, the existing directors of QuikByte will appoint Kevin R. Keating and two other persons designated by KI Equity to act as directors of the Company, each effective as of the Closing

         Prior to the Closing, QuikByte will file with the SEC, and mail to its stockholders, the Schedule 14(f)-1 Notice to Stockholders announcing the proposed change of control pursuant to the Purchase Agreement. On or after the Closing, but not earlier than ten (10) days after the filing with the SEC, and distribution to QuikByte's stockholders, of a Schedule 14(f)-1 Notice to Stockholders, the current directors of QuikByte will resign.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

         QuikByte has amended its Articles of Incorporation to reduce its authorized capital stock. The amendment reduced the authorized common stock from 500,000,000 shares, with a par value of $0.0001 per share, to 250,000,000 shares, with a par value of $0.0001 per share. The amendment also reduced the authorized preferred stock from 100,000,000 shares, with a par value of $0.0001 per share, to 10,000,000 shares, with a par value of $0.0001 per share. These amendments became effective upon the filing of the Articles of Amendment to the Articles of Incorporation (the "Amendment") with the Colorado Secretary of State on March 2, 2007. A copy of the Amendment is included as Exhibit 3.3 to this Current Report and is hereby incorporated by this reference.

         The Amendment also provided for a 1-for-20 reverse stock split ("Reverse Split") of QuikByte's common stock outstanding on March 7, 2007. Subject to compliance with Rule 10b-17 promulgated under the Securities Exchange Act of 1934, as amendment, every 20 shares of QuikByte's common stock shall automatically, without any action on the part of the holder thereof or QuikByte, be combined into and shall become one (1) fully paid and non-assessable share of QuikByte's common stock. No fractional shares of common stock or scrip certificate therefor will be issued to the holders of the shares of common stock by reason of the foregoing Reverse Split. Any fractions resulting from the Reverse Split computation will be rounded up to the next whole share. The total number of shares of common stock that QuikByte shall have the authority to issue shall remain 250,000,000 shares after the Reverse Split.

         Accordingly, upon the effectiveness of the Reverse Split, and following the issuance of the Shares to KI Equity under the Purchase Agreement and the share cancellations by the Former Principals and Ponce, QuikByte will have approximately 64,702,451 shares of common stock outstanding, subject to the round up for fractional shares in connection with the Reverse Split.

         The Amendment was proposed and recommended for stockholder approval by the board pursuant to the unanimous written consent of the board in lieu of meeting dated February 2, 2007 and was approved by the stockholders at the Annual Meeting of Stockholders held on February 20, 2007.


Item 9.01    Financial Statements and Exhibits.


         (d)      Exhibits.
                  --------

2.1 Securities Purchase Agreement by and among QuikByte Software, Inc. and KI Equity Partners V, LLC dated March 2, 2007.*

3.3  Articles of Amendment to the Articles of Incorporation filed March 2, 2007.

* The schedules to this document are not being filed herewith. QuikByte agrees to furnish supplementally a copy of any such schedule to the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, QuikByte Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUIKBYTE SOFTWARE, INC.

Date:  March 5, 2007                                 By:    /s/ Reed Clayson
                                                            ----------------
                                                         Reed Clayson, President

EXHIBIT INDEX


         Exhibit Number          Description of Exhibit
         --------------          ----------------------

          2.1 Securities Purchase Agreement by and among QuikByte Software, Inc. and KI Equity Partners V, LLC dated March 2, 2007.*

          3.3 Articles of Amendment to the Articles of Incorporation filed March 2, 2007.